                                                                    EXHIBIT 10.8

                           KOLL BUSINESS CENTER LEASE

                            FIRST AMENDMENT TO LEASE
                             ADDITION OF SQUARE FEET


That certain Lease dated February 6, 1992 by and between WRC Properties, Inc. a Delaware Corporation, Landlord, and ICOS Corporation, a Delaware Corporation, Tenant, for the premises located at 22021 20th Avenue S.E., Bothell, WA 98021, Building PN, Unit 101, is amended this 21st day of August, 1992 solely as hereinafter described. Effective the 1st day of October, 1992 the portions of the Lease as numbered below shall be amended to read as follows:


1.   b.  TENANT:  ICOS Corporation, a Delaware Corporation
         Trade name:  ICOS Corporation
         Address (Leased Premises):  (PN) 22021 20th Ave. S.E.
                                     (PS) 22025 20th Ave. S.E.
                                     Bothell, WA  98021
                                     Building/Unit PN/101, PS/1300
         Address (For Notices):      22021 20th Avenue S.E.
                                     Bothell, WA 98021
     e.  PREMISES AREA:              51,808 (See Exhibit A) Rentable Square Feet
     f.  PROJECT AREA:               93,259 Square Feet
     g.  PREMISES PERCENT OF PROJECT .5555
     i.  BASE MONTHLY RENT:          $55,987
     j.  RENT ADJUSTMENT;

            (2) Step Increase. If this provision is initialed, the step adjustment provisions of Section 4.b(2) apply as follows:

                       Effective Date of             New Base
                         Rent Increase             Monthly Rent
                       September 15, 1995          $63,388.00
                       ________,     19___         $__________
                       ________,     19___         $__________
                       ________,     19___         $__________

     k.  ANNUAL EXPENSE BASE:

         Expense Rate                      $0.00
         Premises Area Square Feet         X 51,808
         Annual Expense Base               $0.00

     m. TOTAL SECURITY DEPOSIT: $0.00, including a $0.00 non-refundable cleaning fee.

2. PREMISES. Landlord leases to Tenant the premises described in Section 1 and in Exhibit A-1, (the "Premises"), located in this project described on Exhibit B-1 (the "Project"). Landlord reserves the right to modify Tenant's percentage of the Project as set forth in Section 1 if the Project size is increased through the development of additional property. By entry on the Premises, Tenant acknowledges that it has examined the Premises and accepts the Premises in their present condition, subject to any additional work Landlord has agreed to do.

3. EXHIBIT D. Additional provisions shown on Exhibit D to this Amendment, the Lease is hereby ratified and affirmed.

4. LEASE RATIFICATION. Except as expressly amended by this First Amendment to Lease, the Lease is hereby ratified and affirmed.

All other terms and conditions of the above described Lease shall remain in force and effect.

LANDLORD:     WRC Properties, a Delaware Corporation
              By   /s/ James P. Garofalo
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                   Assistant Secretary

TENANT:       ICOS Corporation, a Delaware Corporation
              By   /s/ George B. Rathmann
                   ------------------------